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                       [LETTERHEAD OF EISNER & LUBIN LLP]



                                  EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated September 4, 1997 appearing on page 24 of Financial Federal Corporation's Annual Report on Form 10-K for the year ended July 31, 1997. We also consent to the reference to us under the heading "Experts" in such Prospectus.


                                                  /s/    Eisner & Lubin LLP
                                                  -----------------------------
                                                  CERTIFIED PUBLIC ACCOUNTANTS



New York, New York
June 3, 1998